UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2021

JS BEAUTY LAND NETWORK TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55963	not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

No. 99, Taihu Road, Yancheng, Jiangsu Province, China	not applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(778) 888-2886

Securities registered under Section 12(b) of the Exchange Act: None

Securities Registered Pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which registered
Common Stock, par value $0.001	None	n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(i) On October 25, 2021, the Company dismissed BF BORGERS CPA PC (“BFB”), the independent registered public accounting firm of JS Beauty Land Network Technology, Inc. (the “Company”), effective on that date. The Company’s Board of Directors then engaged YCM CPA, Inc. (“YCM”) to serve as the Company’s independent registered public accounting firm effective October 25, 2021.

(ii) The report of BFB on the financial statements of the Company as of and for the fiscal year ended December 31, 2020 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) During the Company’s fiscal year ended December 31, 2020 and the subsequent interim periods from January 1, 2021 to the date of this report, and in connection with the audit of the Company’s financial statements for such periods, there were no disagreements between the Company and BFB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BFB, would have caused BFB to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

(iv) BFB’s audit opinion letter for the period ended December 31, 2020 included the following statement:

Going Concern Matter

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2, which includes additional working capital from either cash flow from operations or from the sale of its equity. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

(v) During the Company’s fiscal year ended December 31, 2020 and the subsequent interim period from January 1, 2021 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(vi) During the Company’s fiscal year ended December 31, 2020 and the subsequent interim period from January 1, 2021 to the date of this report, the Company did not consult with BFB regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(viii) The Company has provided BFB with a copy of the disclosures in this report and has requested that BFB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BFB agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from BF Borgers PC dated October 25, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JS BEAUTY LAND NETWORK TECHNOLOGY, INC.

DATE: October 25, 2021

By:	/s/ Faxian Qiang
Faxian Qiang
CEO, President and Secretary

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